UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2019

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2019, DaVita Inc. (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 2.02 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2019, Peter Grauer, a member of the Board of Directors (the “Board”) of the Company since 1994 and the Company’s lead independent director since 2003, notified the Board that he plans to retire from the Board and therefore will not stand for re-election at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Mr. Grauer conveyed that he believes it is an appropriate time for him to retire from the Board in light of the Company’s completion of its Chief Executive Officer transition effective June 1, 2019, and the sale of its DaVita Medical Group division on June 19, 2019. Mr. Grauer has indicated his intention to continue to serve as a director of the Company until the expiration of his current term at the 2020 Annual Meeting and that his decision not to stand for re-election at the Annual Meeting was not due to any disagreement with the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 5, 2019 announcing the registrant’s financial results for the three and nine months ended September 30, 2019.
104.0	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: November 5, 2019	By:	/s/ James K. Hilger
James K. Hilger
Chief Accounting Officer